                                                                    EXHIBIT 99.1

                                                  THE GREENBRIER COMPANIES, INC.


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


      In connection with the quarterly report of The Greenbrier Companies, Inc. (the "Company") on Form 10-Q for the quarterly period ended February 28, 2003 as filed with the Securities and Exchange Commission on the date therein specified (the "Report"), I, William A. Furman, President and Chief Executive Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date:  April 11, 2003

/s/ WILLIAM A. FURMAN
--------------------------------------
William A. Furman
President and Chief Executive Officer


                                       24